UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 23, 2005

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)



           Nevada                     000-50774                41-2052984
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
       of Incorporation)               Number)            Identification Number)



         12520 High Bluff Drive, Suite 260, San Diego, CA 92130 (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendment to Articles of Incorporation or Bylaws.

      Effective March 23, 2005 the Registrant changed its name from Tamarack Ventures, Inc. to IPEX, Inc. In addition, effective March 29, 2005, the Registrant's quotation symbol on the OTC Bulletin Board was changed from TMKV.OB to IPEX.OB.

Item 9.01   Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

            Not applicable.

(b) Pro forma financial information.

            Not applicable.

(c) Exhibits

Exhibit
Number                                    Description
--------------------------------------------------------------------------------
3.1         Articles of Merger changing the Registrant's name to IPEX, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IPEX, Inc.


Dated: March 29, 2005                   By:  /s/ Russell Ingeldew
                                            ----------------------------
                                        Name:    Russell Ingeldew
                                        Title:   Chief Financial Officer